Investor Presentation September 2007

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Operating income is calculated based on net income (loss) excluding net realized gains (losses), net realized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and excluding the fair value of warrants issued. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and other non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Unaudited pro forma financial data is intended to provide investors and other interested parties with information about how the acquisition of Talbot (and related financing) might have affected the historical financial results of the Company if it had been consummated at an earlier time. The unaudited pro forma financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of the Company.

Selected Market Information 1 At current market price. 2 Shares issued in IPO, including over-allotment option. Primary Shares Outstanding: 74,199,837 Free Float2: 15,698,821 Share Price (9/13/07): $24.50 Free Float ($)1: $384.6 million Primary Market Capitalization1: Annual Dividend/Yield1 : $0.50 per share (2.1%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: ? Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller ? Jay Cohen, Merrill Lynch ? Tom Cholnoky, Goldman Sachs ? Susan Spivak Bernstein, Wachovia ? Dean Evans, Keefe, Bruyette & Woods $1.82 billion ? Brenna Sullivan, Dowling & Partners

Introduction to Validus

The Validus Investment Opportunity Already one of the leading global organizations in the short tail specialty risk classes Capitalized on our first mover advantage in entering the market in December 2005 Outstanding management team focused on cutting edge risk management and underwriting Operating in the best priced segments of the global market Talbot acquisition positions us for further global growth at continued high ROEs

Other Specialty1 Marine Property Property CAT 9.7 19.8 23.3 47.2 Other Property 23.3% Marine 19.8% Focused, Short-Tail Reinsurer with Established Market Presence Diversified within Short-Tail Lines (VR LTM Q2 2007 GPW) Total: $734.4 mm 1 Other Specialty includes: Aerospace, Terrorism, Life and A&H and Workers' Comp. 2 Non-U.S. includes Europe, Latin America, Caribbean, Japan, Canada and Worldwide excluding U.S. 3 Risks in two or more geographic zones Specialty Bermuda-based reinsurer with focus on short-tail property, marine and other specialty risks with attractive risk- adjusted returns First mover advantage: $540.8mm of gross premiums written in 2006; $248.2mm in Q1 2006 52.3% increase in GPW in Q1 2007 54.0% increase in GPW in 1H 2007 Founded by outstanding investor group with strong industry insight Recently completed acquisition of Talbot Positions Validus for ongoing growth and leadership in specialty lines Diversified by Geography (VR LTM Q2 2007 GPW) Worldwide3 Non-U.S.2 Marine and Aerospace United States 14 14.6 25.4 45.9 Worldwide3 14.1% Marine and Aerospace 25.4% United States 45.9% Non-U.S.2 14.6% Other Specialty1 9.7% Overview of Validus Re Property CAT 47.2% Total: $734.4 mm

Translating Initial Momentum into a Growing Franchise Competitors' Q1 2007 GPW in Property and Marine Reinsurance ($mm) Source: Applicable SEC filings and other publicly available investor information. NOTE - ONLY INCLUDES PROPERTY AND MARINE REINSURANCE LINES OF BUSINESS - NOT INTENDED TO REPRESENT CONSOLIDATED FIGURES. NPW for ACGL. Platinum Tempest BMU (ACE) Flagstone Aspen - Property Re Endurance Re Everest Re BMU Arch Re Montpelier IPC Re Validus Re AXIS RenRe XL Re GPW for Q1 2006 (Relevant Lines Only) 143.8 174 182.9 187 210.3 217 219.3 233.3 236.2 339.9 391.3 435.7 717.3 Sept. 2005: Initial discussions to form Validus Dec. 2005: Raised $1.0bn Dec. 2005: "A-" rating from A.M. Best Jan. 2006: $217.4mm GPW May 2006: Petrel Re formed; sidecar focusing on Marine and Energy risks Jan. 2007: $362.0mm GPW (66.5% increase) July 2007: Acquisition of Talbot completed Aug. 2007: First earnings report as a public company Key Dates

Validus Second Quarter Financial Results IPCR FSR ORH MRH TRH RE PRE ACE PTP AHL AWH XL VR ACGL AXS MXGP ENH RNR 0.059 0.062 0.13 0.139 0.162 0.162 0.173 0.183 0.197 0.208 0.21 0.212 0.234 0.244 0.254 0.259 0.259 0.301 Q2 Peer Operating ROAE Source: SNL Securities (annualized basis) Q2 Financial Highlights ($000s) (a) Three months ended June 30, 2006 for income statement data, March 31, 2007 for balance sheet data. (b) Net income (loss) excluding net realized and unrealized investment gains (losses) and gains (losses) arising from translation of non-US$ denominated balances. (c) Pro Forma Operating EPS does not exclude a $4.6mm pretax charge ($3.9mm after tax, or $0.05 per diluted share) incurred by Talbot related to exercise of employee options. (d) Total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). (e) Operating income for the period divided by the average shareholders' equity during the period.

Talbot Acquisition: Building on Success

Talbot acquisition doubles our size, reduces earnings volatility and improves ROE

Validus Re was already the most profitable among the "Class of 2005"



Validus Re
$182.1
Ariel
$161.5
Lancashire
$159.8
Flagstone
$138.1
Harbor Point
$79.4[1]
Validus/Talbot Pro Forma[2]
$273.4
$50
$100
$150
$200
$250
$300
2006 Net Operating Income ($mm)[3]

Talbot brings Validus …

- Complementary short-tail businesses
- Risk and geographic diversification
- The global reach, distribution and ratings of Lloyd's
- Strong financial performance
- Greater earnings power
- Proven management team

[1] *Represents net income (public information does not disclose full income statement data).*
[2] *Includes purchase accounting and financing adjustments.*
[3] *Operating income excludes net realized gains (losses), net realized gains (losses) on investments and gains (losses) arising from translation of non-US$ denominated balances.*

VALIDUS RE

9

NYSE: VR

Validus Benefits from Business Line Diversification Selected Peers' Mix of Total 2006 GPW Pro Forma 2006 Underwriting Profit by Class1 ($mm) Property Specialty Marine United States Validus 116.4 20.1 42.6 45 Talbot 13.1 96.7 21.6 Pro Forma 2006 Underwriting Profit $310.5 mm $129.5 1 Validus class type, which does not necessarily represent class type disclosure for post- closing reporting. Underwriting profit for Validus does not include general and administrative expenses and for Talbot does not include revenues or expenses outside of Syndicate 1183. 2 Includes Treaty class for Talbot. Validus is diversified by contract type, coverage provided and geography AWAC Arch AXIS Endurance Aspen Validus (incl. Talbot) Everest Ren Re Montpelier Flagstone IPC Property Reinsurance 0.08 0.147 0.222 0.313 0.313 0.45 0.499 0.602 0.83 0.911 0.959 Other 0.915 0.853 0.778 0.687 0.687 0.55 0.501 0.398 0.17 0.089 0.041 Note: Based on pro-forma Validus Re and Talbot 2006 GPW. Note: ACGL based on NPW and MRH includes Blue Ocean. $116.8 $64.2 2 % of Total 41.7% 37.6% 20.7%

Property GPW as of LTM Q2 2007 of $517.5mm represented 70.5% of total 58.8% year-on-year growth in 1H 2007 Typically written on an excess of loss basis Proportional business written on opportunistic basis Favorable pricing environment in property lines Focus on most profitable lines Addition of Talbot adds 42.7% to GPW2, but approximately 6% to risk exposure3 CAT XOL GPW Proportional GPW Per Risk XOL GPW Talbot 1H 2006 175 53.9 20 1H 2007 286.7 89.9 18.9 FY 2006 234.85 94.2 41.908 PF 2006 234.85 94.2 41.908 158.4 Gross Premiums Written ($mm) Significant Scale in Property Lines $529.41 1 Property includes $37.1 million of treaty GPW in 2006. 2 Pro forma 2006 GPW. 3 1:100 U.S. windstorm OEP, using RMS 6.0.

Gross Premiums Written ($mm) Marine GPW of $145.4 as of LTM Q2 2007 represented 19.8% of total 100% reinsurance; primarily written on an excess of loss basis Increased market footprint through Petrel Re sidecar $44.5mm ceded in 2006 Single third-party investor Significant quota share of predefined portfolios written by Validus Focus on offshore energy and opportunistic property Validus Re and Talbot are recognized market leaders CAT XOL GPW Proportional GPW Per Risk XOL GPW Talbot 1H 2006 2.9 12.4 54.3 1H 2007 0.3 22.6 87.4 FY 2006 6.96 14.48 83.144 PF 2006 6.69 14.48 83.144 244.5 Substantial Presence in Marine and Offshore Energy

Gross Premiums Written ($mm) Specialty GPW of $71.6mm as of LTM Q2 2007 represented 9.7% of total Focus on specialty lines with very little correlation with property, marine and energy portfolios Excess of loss bias (other than aerospace) Talbot uniquely diversifies the specialty business, adding political violence, war, bloodstock & livestock and A&H Excellent positioning for ongoing growth Market Leadership in Other Specialty Lines1 1 Note: Other specialty includes aviation, workers' compensation, terrorism, life and A&H and financial lines coverages. CAT XOL GPW Proportional GPW Per Risk XOL GPW Talbot 1H 2006 18.529 17.109 4.659 1H 2007 24.118 21.784 0.7 FY 2006 33.376 31.271 0.6 PF 2006 33.376 31.271 0.6 244.5

Catastrophe Market Update Significant Pricing Gains in Property Lines since 2001 Still very healthy pricing in U.S. Increased demand Rate pressures reduced in the last month Non-U.S. rates flat to down modestly Increased demand for coverage Stable, highly attractive pricing Index 2001 195.9 2002 243.3 2003 255.1 2004 232.8 2005 215.1 2006 282.9 2007 265.93 World ROL Index (2001-2007) Source: Guy Carpenter The World Catastrophe Reinsurance Market 2007 Pricing Resilient January 26, 2007 Florida Legislation Impact Less Material Than Anticipated Florida Legislation's Impact on Validus Still very attractive market In 2006, Validus Re wrote $40.2mm of GPW and $30.3mm of NPW of FL residential premium Validus Re's current in-force premium is $75.1mm on a gross basis and $59.8mm on a net basis

Validus Re - Superior Underwriting Skills Deep analytics based underwriting culture Focus on short-tail reinsurance contracts with superior risk and return characteristics Market leadership - not a "price- taker" Focus on return on marginal capital deployed Talbot is an acknowledged lead underwriter in its classes at Lloyd's Stuart Mercer Chief Risk Officer Conan Ward Chief Underwriting Officer Underwriting Philosophy Risk Analytics Team 17 Members Underwriting Team 8 Members Advanced technical degrees 5 PhDs 3 Masters degrees Average 16 years of industry experience Underwriting Team 15 years experience Axis Re EVP and founding member 18 years experience Energy and weather trading Rupert Atkin Director of Underwriting (Talbot) 27 years experience Talbot (and predecessors) since 1990 Underwriting Team 50 Members Average 27 years of industry experience for the 15 line underwriters

Differentiation Based on Intellectual Capital Validus Approach Differentiation "Scorecard"

Validus Holdings - The Management Difference Proven, Experienced, Broad Expertise Further Depth Provided by Talbot

Talbot

Overview of Talbot Underwrites a wide range of commercial classes Focus on marine and short-tail businesses Consistent top quartile profit performer at Lloyd's1 Bermuda holding company and two underwriting platforms: Syndicate 1183 at Lloyd's and Underwriting Risk Services Ltd. $648.7mm in gross premiums written in 20062 22.4% per annum compound growth in GPW since 2002 Used third party capital since 2002, which can be replaced by Validus to enhance earnings from 2008 Cost in 2006 was $37.2mm 1 Cityplace Analysis Ltd. 2 U.S. GAAP basis.

A Uniquely Compelling Fit Complementary Short-tail Businesses Focus on short-tail specialty lines where Validus has limited or no presence Expanded global short-tail underwriting abilities Risk Diversification Benefits Talbot exposures focused mostly on non-US risks that do not aggregate with Validus' 76.5% of 2006 GPW written outside of the US Focus on specialty insurance vs. specialty reinsurance in case of Validus Strong Financial Performance Average return on opening equity of 81.5% since 2003; 181.9% in 2006 Profitable operations in every year including 2005 ($16.2mm profit before third party capital payments) Clean balance sheet: no legacy liabilities Proven Management Team Strong track record Stable management and underwriting teams Good "cultural" fit Benefits from Lloyd's Membership Lloyd's global distribution and worldwide licenses A+ (Strong) rating from S&P; A (Excellent) from A.M. Best Capital advantage

Talbot: Diversified by Business Line and Geography UK 20.0% Europe 19.9% Other 16.6% Marine Combined War Property Treaty Financial Institutions Specialty 37.7 20 18.7 13.9 6.9 2.8 Geographic Breakdown (2006 GPW) Business Mix Breakdown (2006 GPW) Financial Institutions 6.9% Total: $648.7 mm Marine 37.7% Property 18.7% Combined War 20.0% Treaty 13.9% Other Specialty1 2.8% Total: $648.7 mm Treaty Breakdown Aviation Treaty: 6.4% Property Treaty: 5.7% Other Treaty: 1.8% US Europe UK Other America Asia Worldwide Africa Other Middle East Australia 23.5 20.4 20.2 9.7 8.2 4.8 4.3 4 2.8 2.1 Australia 2.1% US 23.5% Europe 20.5% UK 20.2% Other America 9.7% Asia 8.2% Worldwide 4.8% Africa 4.3% Middle East 2.8% Other 4.0% Talbot has excellent product line and geographic spread 1 For 2006, the Other Specialty class was entirely contingency business; the main types of covers written were event cancellation and non-appearance business. 2006 GPW: 55.4% insurance, 33.0% facultative and 11.6% treaty reinsurance Marine Breakdown Energy: 11.3% Hull: 8.5% Cargo: 8.2% Marine Liabilities: 5.4% Yachts/Marinas: 4.4%

Talbot Financial Performance Net Premium Written Total Ceded Premium Gross Premiums Written 2002 223.3 66.1 289.4 223.3 2003 261.049 176.9 438 261 2004 421.448 117.7 539.1 421.4 2005 446.267 145.9 592.2 446.3 2006 508.162 140.5 648.7 508.2 Income / (loss) before tax Income / (loss) before 3rd party capital costs / QQS 2002 11.9 15 2003 19.8 42.5 2004 31.9 51.2 2005 -30.1 16.2 2006 123.2 39 Group Results (US GAAP, $mm) Syndicate Results (US GAAP, $mm) Syndicate Profit / (Loss)2 $20.3 $55.7 $72.2 $(6.6) $151.6 Return on Capital 16% 34% 30% (5)% 56% 1 CPW includes premiums ceded at the corporate level to provide underwriting capacity. 2 Before qualified quota share (QQS). 3 U.S. GAAP basis. 2002 2003 2004 2005 2006 Syndicate Ratios3 Claims ratio 46% 49% 46% 70% 37% Expense ratio 37 34 38 35 36 Combined ratio 83 83 84 105 73 1

Financial Overview

Financial Review Growth in Validus Re franchise and upward trend in ROAE Validus balance sheet, pro forma for Talbot and the IPO $1.98bn of pro forma capital Liquid, high quality combined investment portfolio Strong combined loss reserve position High current ROAE with opportunities for further growth

VR Financial Performance - Growth from Inception 54% Increase Over 1H 2006 Premiums Written and Earned ($mm) Underwriting Profit Investment & Other Income Net Premiums Earned Q1 2006 4.938 10.207 42.4 15.145 1H 2006 22.08 22.414 108.9 44.494 9M 2006 78.722 35.233 201.4 113.995 FY 2006 132.887 49.232 306.5 182.119 1H 2007 99 29.8 244.5 128.8 190% Increase in Net Operating Income1 ROAE2 6.0% 8.7% 14.5% 17.0% 20.5% Net Operating Income and ROAE ($mm) 1 Excludes realized gains/(losses) on investments and foreign exchange. 2 Annualized; operating income basis.

Strong Pro Forma Capital Base ($ in millions) Summary Pro forma capital structure made up of only very long-term or permanent capital Common stock 30 year hybrid securities Appropriate financial leverage

Investment Philosophy and Portfolio Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims Validus portfolio Average portfolio rating of AA+ Minimum credit quality of A3 / A- at purchase Short duration (1.14 years as of 6/30/07) Q2 investment yield: 4.73% (1) No exposure to alternative asset classes Talbot portfolio is of similar quality No non-investment grade securities or alternative assets Duration of 0.35 years Pro Forma Invested Asset Mix, As of June 30, 2007 U.S. Government U.K. Government Corporate ABS/MBS Short-Term2 Investments Cash Equivalents 13.5 3.9 12.5 23.8 27.9 22.3 Total: $2,643mm 1 For Q2 2007; annualized effective investment yield is calculated by dividing net investment income by the average balance of the total assets managed. Market yield at June 30 was 5.51%.

Conservative Reserving Philosophy Validus Standalone Gross Reserve Mix As of June 30, 2007 Total: $755.1 mm Talbot Standalone Gross Reserve Mix As of June 30, 2007 Case Reserves IBNR 31.9 68.1 Pro forma gross reserves for losses and loss expenses are $893.2mm IBNR represents 52.5% of combined reserve base No exposures for either company pre-dating 2002 Talbot has had a history of conservative reserving Cumulative redundancies of $124.0mm recognized in preceding three fiscal years Observations Case Reserves IBNR 50.4 49.6 Total: $138.1 mm

Enhanced ROE Through the Talbot Transaction Validus LTM Pro Forma Operating ROAE1 ($000s) LTM Peer Operating ROAE2 ROAE Target of 18% to 20% Over the Cycle (Based on Current Interest Rates) 1 See pro forma note and Form S-1 for a detailed description of the pro forma adjustments. Further adjustments have been made to reflect the issuance of 453,933 shares pursuant to the underwriters' over-allotment option, including an increase in the net IPO proceeds from $311,673 to $321,023 and an increase in pro forma annual investment income (assuming an overall yield of 5.5%) of $514. 2 Source: SNL Financial; represents operating ROAE. The Talbot transaction enhances returns, even before considering potential combination benefits ORH TRH IPCR RE PTP ACE MRH MXGP AHL XL VR AWH PRE Pro Forma ACGL AXS ENH RNR 0.128 0.151 0.175 0.186 0.193 0.194 0.208 0.217 0.218 0.224 0.225 0.235 0.237 0.244 0.264 0.269 0.285 0.351

Conclusions

The Validus Investment Opportunity Already one of the leading global organizations in the short tail specialty risk classes Capitalized on our first mover advantage in entering the market in December 2005 Outstanding management team focused on cutting edge risk management and underwriting Operating in the best priced segments of the global market Talbot acquisition positions us for further global growth at continued high ROEs

Investor Presentation September 2007